GMC Annual Shareholder Meeting


Cameroon


New Caledonia


Cornudas Mountains


Papua New Guinea


Whetstone Mountains

June 15, 2012 Denver, Colorado, USA

Geovic Mining Corp

Safe Harbor Statement

This presentation may include or refer to certain forward-looking statements about production, costs, markets, competition, regulatory and environmental issues, earnings, cash flow, commodity prices, reserves, resources, drilling, timing and other considerations, as specified in the various documents filed by Geovic Mining Corp. with the United States Securities and Exchange Commission. These documents may be viewed on the company's website, www.geovic.net, www.sec.gov or www.sedar.com, in accordance with applicable United States, Canadian and TSX regulations. These statements are based upon Geovic's current expectations and beliefs, subject to a number of known and unknown risks and uncertainties that could cause actual results to differ materially from those described herein. All subsequent written and oral forward-looking statements attributable to persons acting on our behalf are expressly qualified in their entirety by the cautionary statements. We disclaim any intention or obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Currency is in US Dollars

Geovic Mining Corp

Geovic's Changing Focus

- ***Diversification*** **of Geovic with new ventures**
  - Chromium
  - Gold
  - Rare and critical metals
- ***Moving*** **beyond Cameroon Cobalt Project**
  - Partial /or out-right sale







Geovic Mining Corp

Cameroon Cobalt-Nickel Project

- ***Cobalt***
  - Low current price
- ***Mineral Resource***
  - Largest known primary cobalt resource in the world
- ***Primary Interest***
  - Asian demand for long term supply of cobalt-nickel





Geovic Mining Corp

2010 Cobalt Equivalent Cost Curve & CAPEX



US$/lb
Q1
Q2
Q3
Q4
Marginal CoEq Cost
US$/lb 13.8
Ni Sulphide
African Co/Cu (DRC & Zambia)
Ni Laterite
Secondary Producers
Mean CoEq Cost
US$/lb 11.01
Nkamouna
Further Opex optimisation expected to move Project down the cost curve
April 2011 BFS
US$/lb 10.0
0
2
4
6
8
10
12
14
16
1
6
11
16
21
26
31
36
41
46
51
56
61
66
71
76
Cumulative Cobalt Production / 000's tonnes

	Cost Curve Pricing Assumptions (US$/lb)
Co	18.7
Ni	9.94
Cu	3.49
Mn	0.545

Source: CRU, Nkamouna Financial Model, SCB Assumptions & Research

STANDARD CHARTERED BANK

CAPEX: $800 m, incl. financing

without metal refinery

OPEX: $10-$12/ lb Co, after credits

Geovic Mining Corp

Cameroon Summary

- ***Marketplace demand*** for this unique mixed sulfide product
- ***Completed due diligence*** by potential Asian partner/purchaser
- ***Potential partner/buyer*** seeking long-term supply of cobalt & nickel
- ***Other alternative*** to mothball project until cobalt price recovers



Geovic Mining Corp

Geovic – New Ventures



New Caledonia



Papua New Guinea



Whetstone Mountains



Cornudas Mountains

Geovic Mining Corp

New Caledonia - Chromite



North Province
New Caledonia
South Province
Noumea
New Caledonia
Asia
Pacific Ocean
New Caledonia
N
Australia
New Zealand
Noumea
Exploration Licenses
North and South Provinces
Geovic Nouvelle-Calédonie

Exclusive Exploration Licenses

31 licenses - 38 miles ^{2}



Geovic Mining Corp

Current Activities




Paleo Beach Ridges
Geomagnetic Relief Map
Geovic Drillhole Program

- Geologic mapping and geophysics
- Bulk sampling for metallurgical testing
- Auger drilling of on-shore deposits
- Re-assessing historic resource data
- Developing economic feasibility model
- Community relations
- Environmental permitting



Geovic Mining Corp

Surface High-Grade Chromite Sampling







- Recently collected 2-tonne bulk sample
- Shipped for metallurgical testing
- Ferro-chrome smelter test

Geovic Mining Corp

Metallurgical Test Work Results

- New Cal chromite is easily produced
- Premium chromite product
  - 48%-54% chromium oxide (Cr_2O_3)
  - (World chromite average 45% Cr_2O_3)





Conceptual Process Plant Design & Costing


PRELIMINARY
R.J.ROBBINS
& ASSOCIATES



RJ Robbins & Assoc.: CAPEX: ~$150 million OPEX: ~$160/Tonne chromite

Geovic Mining Corp

Historic Chromite Resources



Drilling in 1980
(managed by Geovic personnel)
Pirogue Bay
10 meters thick
15 meters thick
1 km
Ngo Bay
Ngo Bay
Geovic Mineral Sands Corp
LEGEND

Geovic Mining Corp

New Cal Objectives - 2012

- Chromite resource/reserve drilling
- Finalize mineral separation process
- Scoping Feasibility Study
- Ongoing Mines Dept. permit approvals







Geovic Mining Corp

Uses of Chromite

Chromite has many uses/ world short supply

- **Stainless steel**
- **Metal casting**
- **Chrome plating**
- **Paint**







Metallurgical Chrome Market Prices


Projected Chromite Ore Prices (Metals Bull Research, chromium, May 2011)
$/Tonne
500
450
400
350
300
250
200
150
100
50
0
2008
2009
2010
2011
2012
2013
2014

Geovic Mining Corp

Papau New Guinea – Chromite & Other Metals

Exploration License Approved (435 sq km)


LAE
PAPAU NEW GUINEA
AUSTRALIA



Port Moresby PNG

Geovic Mining Corp

Location Exploration License



Chromite-Bearing Delta



BUMUNG POINT
HUON GULF
Buakup
Asini
Busama
Kella
Salamaua
Logui
Nuk Nuk
TUSIN POINT
Kamiaturn
Lakanu
Lakala
Boisi
TUMBU BAY
Buiambum
SALUS
Bitoi River
Bitoi
NASUA BAY
CAPE DINGA

Geovic Exclusive License Area

168 square miles (435 sq. km)

Geovic Exploration Underway







- Preliminary magnetic survey successful
- Water depth mapping underway
- Initiated auger drill program
- Surface sampling of chromite and other minerals & metals
- Community relations in cooperation with GeoAid

GeoAid & Papau New Guinea

GeoAid
INTERNATIONAL





Assist GMC immediately in PNG:

- Community relations
- Land rights access
- Community census
- Community needs assessment



Whetstone Mountains - Gold



Geovic Mining Corp

Whetstone Gold Prospect







2012 Program:

- Recently initiated drilling
- Permitting for 12 additional drill sites
- Multiple targets with surface gold mineralization
- Results to be announced once drill holes are sampled & assayed

Geovic Mining Corp

Detachment Gold Model & Arizona Detachment Structures


NEVADA
ARIZONA
CALIFORNIA
Detachment Trend
Detachment Trend
GMC Whetstone Gold
0
100 KM
Scale
116°
114°
112°
110°
KNOWN DETACHMENT-FAULT-RELATED MINERALIZATION
DETACHMENT FAULT


NEVADA
ARIZONA
CALIFORNIA
GMC Whetstone Gold
0
100 KM
Scale
116°
114°
112°
110°
GOLD - AzMILS DATA
Arizona Department of Mines and Mineral Resources, 2007

Geovic Mining Corp

Gold-Bearing Breccia Pipes & Detachment Structures



Exposed Gold Bearing Breccia
WEST
EAST
replacement quartz breccias
Gravel
Road
Gravel
Alluvial Cover
Drill Rig
Alluvial Cover
Hanging Wall
Footwall
Feeder Zones
LEGEND
Fanglomerate
Tertiary Sediments
Pre Tertiary Rocks
Breccia Pipes
HOST GOLD UNITS
Drill Rig
Quartz Breccia
Breccia Pipes
Detachment
Fault
Cross Section



Surface rock sample



D11 -022812

Geovic Mining Corp

Whetstone Gold Summary









- Shallow buried gold potential (44-square miles)
- Apparent intact buried gold system
- Widely anomalous gold in surface rocks
- Favorable sites for bulk-tonnage gold deposits

Cornudas Mountains Advanced Metals



Geovic Mining Corp

Location Map of Cornudas Mtns



Project Area
Cornudas Mountains
New Mexico
DETAIL
Cornudas Mountains
Farmington
Santa Fe
Albuquerque
New
Mexico
Roswell
Alamogordo
Cornudas Mountains
New Mexico
Juarez
See Detail
Scale
N





Geovic Mining Corp

Cornudas Mtns







- Advanced metals: zirconium, niobium, yttrium & rare earths
- Potentially large resource
- Host mineral eudialyte physically upgrades
- Dissolves readily in sulfuric acid
- Strong local and government support
- Metals in high demand for high tech use

Cornudas Mtns Minerology






Main Mineral Phases:

•Eudialyte	Zr-silicate + calcium	(Zr, Hf, HREE, Y),

Minor Mineral Phases:

•Feldspar	K-&Ca-Al-silicate	(glass, fiber glass),

Cornudas Mtn Eudialyte = 15% Zirconium oxide; 3% total Rare Earth oxides & 1.2% Niobium oxide.

Geovic Mining Corp

Cornudas Mountains Program





- Completed preliminary drill program in 2012
- Initiating permitting of second phase of drilling
- Planned metallurgical studies underway
- Maintaining close communications with government agencies

Advanced Metals Importance



Critical and strategic importance:

- Jet aircraft and satellites
- Military applications
- Electronics
- Green energy
- Pollution abatement
- Medical equipment



EVERYDAY RARE EARTH USES
Samarium
Gallium, Cadmium
Home stereo system
Scandium
Cerium, Europium
Rubidium
Indium
Tantalum
Cobalt
Cerium
Lanthanum
Cerium
Scadium
Lanthanum
Lithium, Manganese, Zinc



Geovic Mining Corp

Denver Cheyenne Basin Uranium



Goshen Hole
Cheyenne Basin
Nebraska
I-25
N
Wyoming
Colorado
North Centennial
West Grover Area
Grover
Grover Project Area
Coal Creek
Keota Project Area
Nunn
Sand Creek
Centennial (POWERTEC)
Pierce
Ault
Eaton
Buckingham Project Area
Greeley



- Large resource potential
- Long term paid up leases
- Recent potential joint venture interest
- Market concern after Japan Tsunami

Geovic Mining Corp